COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2016
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
18. COMMITMENTS AND CONTINGENCIES

(a)Purchase commitments

Under the terms of certain supply agreements, the Company is required to purchase polysilicon of $ 32,797,550 in total over the next year, at prevailing market prices at the time of purchase. The quantities of raw materials governed by these contracts represent amounts the Company will utilize in the normal course of operations.

(b) Product warranties

The Company offers warranties on its products and records an estimate of the associated liabilities. Product warranty activity during the years ended December 31, 2015 and 2016 was as follows:

	At December 31,
	2015	2016

Beginning balance	$31,778,365	$36,023,946
Warranty provision	8,815,974	5,774,308
Revision of warranty costs	(3,249,623)	(4,429,833)
Warranty expense incurred	(18,132)	-
Foreign exchange effect	(1,302,638)	(2,309,448)
Ending balance	$36,023,946	$35,058,973

The Company revised downward the estimated cost to satisfy the Company’s outstanding product warranty by $4,429,833 for the year ended December 31, 2016, attributable primarily to decrease in the average selling prices (“ASPs”) for solar modules, a primary input into the estimated costs of the Company’s warranty policy.

(c)        Legal matters

The Company is a party to legal matters and claims in the normal course of its operations. While the Company believes that the ultimate outcome of these matters will not have a material adverse effect on its financial position, results of operations or cash flows, the outcome of these matters is not determinable with certainty and negative outcomes may adversely affect the Company.

In June 2011, CEP Ltd., or CEP, one of the Company's module customers, sued the Company in the High Court in Hong Kong for damages for breach of a sales contract. The Company denied CEP’s assertion and defended that the termination of the sales contract was due to CEP’s material breach of the sales contract by failure to provide a letter of credit in accordance with the sales contract. A pre-trial set in October 2013 and a five-day trial set in December 2013 were held. On April 4, 2014, the High Court of Hong Kong handed down judgment and dismissed CEP’s case. Then CEP applied for the appeal and the trail was heard before the Court of Appeal on February 11, 2015. Eventually, the judgment was handed down on March 12, 2015, and the Court of Appeal dismissed the CEP's appeal.

In November 2013, Jiangsu Shuangliang Boiler Co., Ltd., or Jiangsu Shuangliang, one of the Company's suppliers of polysilicon equipment, filed a case with Shanghai International Economic and Trade Arbitration Commission, against Sichuan ReneSola. The arbitration involved a payment for deoxidization furnaces the Company bought from Jiangsu Shuangliang of approximately RMB55.7 million ($8.9 million), and a penalty of approximately RMB6.7 million ($1.1 million); and Sichuan ReneSola then filed a case to counterclaim against Jiangsu Shuangliang for the compensation of approximately RMB31.6 million ($5.2 million) in relation to the water leaking problems arising with the deoxidization furnaces Jiangsu Shuangliang sold to the Company. On June 30, 2015 Jiangsu Shuangliang and Sichuan ReneSola entered into a settlement agreement, in which the parties have agreed that Sichuan ReneSola shall pay RMB 36.5 million ($5.8 million) to Jiangsu Shuangliang as agreed amount of payment for purchase to settle the original aggregate purchase amount of RMB55.7 million ($8.9 million), and this amount shall be paid by six installments by the end of 2015. On July 14, 2015 the arbitral tribunal has rendered an arbitral award in accordance with the aforementioned settlement agreement. For the year ended December 31, 2015, the Company recorded the difference between RMB55.7 million ($8.9 million) and RMB36.5 million ($5.8 million) as other operating income.

In July 2015, the Company entered into an agreement with Pristine, a San Francisco-based solar project developer, to form a joint venture in the United States to accelerate U.S. project development. On December 3, 2015, ReneSola filed an Action in the Superior Court of California, County of San Francisco, alleging that Pristine had breached the joint venture agreement. Pristine subsequently filed a cross-complaint alleging that the Company breached the joint venture agreement. On March 25, 2016, the Company entered into a binding settlement term sheet with Pristine and certain of its affiliates to resolve the dispute, dismiss the Action and transfer 88 MW solar energy projects under development in California, North Carolina, and Minnesota by Pristine and its affiliates to one of the Company's wholly owned subsidiaries in the United States. The transfer was completed on May 31, 2016. The Company has become the 100% indirect owner of the 88 MW portfolio of solar energy projects since May 31, 2016.

(d) Countervailing and anti-dumping duties

The Company's subsidiary in the United Kingdom, or the UK, ReneSola UK Ltd., has received a decision and subsequently a post-clearance duty demand note from Her Majesty's Revenue and Customs, or HMRC, of the UK Government, which requires ReneSola to pay retrospective anti-dumping duty, or ADD, countervailing duty, or CVD, and value added tax of approximately £1.2 million (US$1.7 million) in total associated with certain imports of solar panels from Renesola Singapore PTE and Enfield Solar Energy Ltd India between December 2013 and February 2014. UK Customs disagreed with the Company's declared country of origin of these products. The Company is contesting the determination and have requested a review before HMRC. The final review decision of HMRC is expected to be announced in April or May 2017. The Company expects to appeal any adverse decision to the competent customs tribunal in the UK.

The Company's subsidiary in Germany, Renesola Deutschland GmbH, has received a post-clearance duty demand note from Dutch Customs, which requires ReneSola Deutschland GmbH to pay retrospective ADD and CVD of approximately €11.8 million (US$13.1 million) in total associated with certain imports of solar panels from its various Indian OEM suppliers in late 2013 and early 2014. Dutch Customs disagreed with the Company's declared country of origin of these imported products, and the Company has filed an administrative appeal with Dutch Customs and expect to receive a final decision by the end of April 2017. If Dutch Customs dismisses the appeal, the Company expect to ask for a judicial review by lodging a judicial appeal before the Dutch Court.

The Company is vigorously contesting the above two claims, and is currently unable to estimate the possibility of success or loss from its requests for review and/or appeal. The general statute of limitations to collect arrears of custom duties expires after three years from the date on which an import declaration was filed provided that no deliberate customs fraud possibly leading to criminal liability has been committed. As such and since the Company has not received any additional claims up to the date of this announcement, its products imported into the European Union before April 28, 2014 should not be subject to further duty demand by relevant customs. Moreover, the Company have fully exited from using OEMs from India, and made no further shipments to the European Union since the termination of its undertaking agreement to sell PV products at or above the Minimum Import Price in June 2015. However, any unfavorable outcome from these actions and disputes, including appeal of the outcome in these actions or disputes, may have a material adverse effect on the Company's financial position, results of operations or resources in the future.

(e) Guarantee

In March 2014, Renesola Zhejiang guaranteed loan facilities from China Development Bank for Zhejiang Ruixu of $26,573,535 for 11.5 years and $42,632,880 for 11.25 years. The fair value of the debt guarantee was not material.